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Exhibit 32(a)

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

         I, Michael P. DiMino, President and Chief Executive Officer of LESCO, Inc. (the "Company"), certify, pursuant to 18 U.S.C. Section 1350, that:

         (1) The Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2003 which this certification accompanies fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in such Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Michael P. DiMino,
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Michael P. DiMino,
President and Chief Executive Officer

March 26, 2004